Exhibit 10.1

                          SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of March 13, 2006, by and among CITY NETWORK, INC., a Nevada corporation (the "COMPANY"), and the Buyers listed on Schedule I attached hereto (individually, a "BUYER" or collectively "BUYERS").

                                   WITNESSETH

     WHEREAS, the Company and the Buyers are executing and delivering this Agreement in reliance upon an exemption from securities registration pursuant to
Section 4(2) and/or Rule 506 of Regulation D ("REGULATION D") as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT");

     WHEREAS, on August 10, 2005, the Company and Highgate House Funds, Ltd. ("HIGHGATE") entered into the Securities Purchase Agreement (the "PRIOR SECURITIES PURCHASE AGREEMENT"), pursuant to which the Company issued the Amended and Restated Secured Convertible Debenture, dated August 17, 2005, in favor of Highgate, and the Secured Convertible Debenture, dated as of December 16, 2005, in favor of Highgate, for an aggregate principal amount of $250,000 (the "ORIGINAL NOTES");

     WHEREAS, in connection with the Prior Securities Purchase Agreement, the Company issued a warrant, dated August 17, 2005 (the "PRIOR WARRANT"), in favor of Highgate;

     WHEREAS, contemporaneously with the Prior Securities Purchase Agreement, the Company and Cornell Capital Partners, LP ("CORNELL CAPITAL") entered into the Standby Equity Distribution Agreement, dated as of August 10, 2005 (the "SEDA"), pursuant to which Cornell Capital received nine hundred seventy-seven thousand, two hundred seventy-three (977,273) shares of the Company's common stock, par value $0.001 (the "COMMON STOCK");

     WHEREAS, in connection with the SEDA, the Company entered into the Placement Agent Agreement, dated as of August 10, 2005 (the "PLACEMENT AGENT AGREEMENT"), between the Company and Monitor Capital, Inc., pursuant to which Monitor Capital, Inc. received 10,000 shares of Common Stock;

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Buyers, as provided herein, and the Buyers shall purchase up to Six Hundred Fifty Thousand Dollars ($650,000) of secured convertible debentures, in substantially the form attached as EXHIBIT A hereto (the "CONVERTIBLE DEBENTURES"), which shall be convertible into shares of Common Stock (as converted, the "CONVERSION SHARES"), in the respective amounts set forth opposite each Buyers name on Schedule I (the "SUBSCRIPTION AMOUNT") for a total purchase price of up to $650,000 (the "PURCHASE PRICE");

     WHEREAS,   contemporaneously  with  the  execution  and  delivery  of  this
Agreement, the Company and the Buyers are executing and delivering an Investor Registration Rights Agreement, in substantially the form attached as EXHIBIT B
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hereto (the "REGISTRATION RIGHTS AGREEMENT"),  pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated there under, and applicable state securities laws;

     WHEREAS, on or before the Closing Date (as defined in Section 1(b)), the Company and the Buyers are executing an Amended and Restated Security Agreement, in substantially the form attached as EXHIBIT C-1 hereto; City Technology, Inc., a wholly-owned subsidiary of the Company, and the Buyers are executing an Amended and Restated Security Agreement, in substantially the form attached as EXHIBIT C-2 hereto; City Network, Inc.--Taiwan, a wholly-owned subsidiary of the Company, and the Buyers are executing an Amended and Restated Security Agreement, in substantially the form attached as EXHIBIT C-3 hereto; and City Construction Co., Ltd., a wholly-owned subsidiary of the Company, and the Buyers are executing an Amended and Restated Security Agreement, in substantially the form attached as EXHIBIT C-4 hereto (all such amended and restated security agreements, the "SECURITY AGREEMENTS"), pursuant to which the Company and its wholly-owned subsidiaries shall agree to provide the Buyers a security interest in Pledged Collateral (as this term is defined in each Security Agreement) to secure the Company's obligations under the Convertible Debentures;

     WHEREAS, on or before the Closing Date, the Company, the Buyers and the David Gonzalez, Esq. (the "ESCROW AGENT") are executing and delivering an Amended and Restated Pledge and Escrow Agreement, in substantially the form attached as EXHIBIT D hereto (the "PLEDGE AND ESCROW AGREEMENT"), pursuant to which the Company shall provide the Buyers a security interest in up to 6,445,455 shares of Common Stock (the "PLEDGED SHARES") to secure the Company's obligations under the Convertible Debentures;

     WHEREAS, on or before the Closing Date, the parties hereto and Pacific Stock Transfer Company, the Company's transfer agent as of the date hereof (the "TRANSFER AGENT'), are executing and delivering Irrevocable Transfer Agent Instructions, in substantially the form attached as EXHIBIT E hereto (the "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS," and collectively with the Registration Rights Agreement, the Security Agreements, and the Pledge and Escrow Agreement, and any related agreements contemplated by this Agreement, the "TRANSACTION Documents"), pursuant to which the Transfer Agent shall agree to certain obligations in connection with the conversion of the Convertible Debentures; and

     WHEREAS, on or before the Closing Date, Highgate, Cornell Capital and the Company desire to terminate the Prior Securities Purchase Agreement, the SEDA and certain other documents previously executed in connection with such agreements.

     NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Buyers hereby agree as follows:

     1. PURCHASE AND SALE OF CONVERTIBLE DEBENTURES.

     (a) PURCHASE OF CONVERTIBLE DEBENTURES. Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, each Buyer agrees, severally and not jointly, to purchase at the closing of the transactions contemplated by this Agreement (the "CLOSING") and the Company agrees to sell and issue to each Buyer, severally and not jointly, at the Closing, Convertible

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Debentures  in  amounts  corresponding  with the  Subscription  Amount set forth opposite each Buyer's name on Schedule I hereto. Notwithstanding the foregoing, the Buyers shall have no obligation to purchase over $275,000 in aggregate principal amount of Convertible Debentures if shareholder approval of the issuance of Common Stock pursuant to the transactions contemplated in this Agreement has not been obtained within ninety (90) days of the date hereof; provided that in the event the Company files a preliminary proxy statement for a special meeting of stockholders to approve such issuance within 30 days of the date hereof and the SEC issues comments on the preliminary proxy statement, the time shall be extended by sixty (60) days.

     (b) CLOSING DATE. The closing of the purchase and sale of the Convertible Debentures shall take place upon the earlier of (a) the date two (2) business days after the date the Company receives approval from AMEX for the additional listing on AMEX of shares of Common Stock issuable pursuant to the transactions contemplated in this Agreement and the Transaction Documents (which application for additional listing shall be made subject to Section 4(o) herein) or (b) ninety (90) days from the date hereof, subject to notification of satisfaction of the conditions to the Closing set forth herein and in Sections 6 and 7 below, (or such other date as is mutually agreed to by the Company and the Buyers) (the "CLOSING DATE"). The Closing shall occur at the offices of Yorkville Advisors, LLC, 3700 Hudson Street, Suite 3700, Jersey City, New Jersey 07302 (or such other place as is mutually agreed to by the Company and the Buyers).

     (c) FORM OF PAYMENT. Subject to the satisfaction of the terms and conditions of this Agreement, on the Closing Date, (i) the Buyers shall deliver to the Company in such aggregate proceeds for the Convertible Debentures to be issued and sold to such Buyers, minus the fees to be paid directly from the gross proceeds of the Closing as set forth herein, and (ii) the Company shall deliver to each Buyer, Convertible Debentures which such Buyers are purchasing in amounts indicated opposite such Buyer's name on Schedule I, duly executed on behalf of the Company.

     2. BUYER'S REPRESENTATIONS AND WARRANTIES.

     Each Buyer represents and warrants, severally and not jointly, that:

     (a) INVESTMENT PURPOSE. Each Buyer is acquiring the Convertible Debentures and, upon conversion of Convertible Debentures, the Buyer will acquire the Conversion Shares then issuable, for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, such Buyer reserves the right to dispose of the Conversion Shares at any time in accordance with or pursuant to an effective registration statement covering such Conversion Shares or an available exemption under the Securities Act.

     (b) ACCREDITED INVESTOR STATUS. Each Buyer is an "ACCREDITED INVESTOR" as that term is defined in Rule 501(a)(3) of Regulation D.

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     (c) RELIANCE ON EXEMPTIONS.  Each Buyer  understands  that the  Convertible
Debentures are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire such securities.

     (d) INFORMATION. Each Buyer and its advisors (and his or, its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information he deemed material to making an informed investment decision regarding his purchase of the Convertible Debentures and the Conversion Shares, which have been requested by such Buyer. Each Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. Each Buyer understands that its investment in the Convertible Debentures and the Conversion Shares involves a high degree of risk. Each Buyer is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Buyer to obtain information from the Company in order to evaluate the merits and risks of this investment. Each Buyer has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to its acquisition of the Convertible Debentures and the Conversion Shares.

     (e) NO GOVERNMENTAL REVIEW. Each Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Convertible Debentures or the Conversion Shares, or the fairness or suitability of the investment in the Convertible Debentures or the Conversion Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Convertible Debentures or the Conversion Shares.

     (f) TRANSFER OR RESALE. Each Buyer understands that except as provided in the Registration Rights Agreement: (i) the Convertible Debentures have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements;
(ii) any sale of such securities made in reliance on Rule 144 under the Securities Act (or a successor rule thereto) ("RULE 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the Securities Act or any state securities laws or to comply with the terms and conditions of

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any exemption thereunder.  The Company reserves the right to place stop transfer instructions against the shares and certificates for the Conversion Shares.

(g) LEGENDS. Each Buyer understands that the certificates or other instruments representing the Convertible Debentures and or the Conversion Shares shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

The legend set forth above shall be removed, and the Company shall issue a certificate without such legend to the holder of the Conversion Shares upon which it is stamped, within two (2) business days after written request by the holder of the Conversion Shares, if, unless otherwise required by state securities laws, (i) in connection with a sale transaction, the Conversion Shares are registered under the Securities Act, or (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale, assignment or transfer of the Conversion Shares may be made without registration under the Securities Act.

     (h) AUTHORIZATION, ENFORCEMENT. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

     (i) RECEIPT OF DOCUMENTS. Each Buyer and his or its counsel has received and read in their entirety: (i) this Agreement, including the exhibits attached hereto, and each representation, warranty and covenant set forth herein; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; (iii) the Company's Form 10-KSB for the fiscal year ended December 31, 2004; (iv) the Company's Form 10-QSB for the fiscal quarter ended September 30, 2005 and (v) answers to all questions each Buyer submitted to the Company regarding an

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
investment in the Company; and each Buyer has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

     (j) DUE FORMATION OF CORPORATE AND OTHER BUYERS. If either Buyer is a corporation, trust, partnership or other entity that is not an individual person, it has been formed and validly exists and has not been organized for the specific purpose of purchasing the Convertible Debentures and is not prohibited from doing so.

     (k) NO LEGAL ADVICE FROM THE COMPANY. Each Buyer acknowledges, that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. Each Buyer is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company represents and warrants as of the date hereof to each of the Buyers that, except as set forth in the SEC Documents (as defined herein) or in the Disclosure Schedule attached hereto (the "DISCLOSURE SCHEDULE"):

     (a) ORGANIZATION AND QUALIFICATION. The Company and its subsidiaries are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

     (b) AUTHORIZATION, ENFORCEMENT, COMPLIANCE WITH OTHER INSTRUMENTS. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and the Transaction Agreements to which it is a party and to issue the Convertible Debentures and the Conversion Shares in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Convertible Debentures, the Conversion Shares and the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion or exercise thereof, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) the Transaction Documents have been duly executed and delivered by the Company, (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies. The authorized officer of the Company executing the Transaction Documents knows of

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no reason why the Company  cannot file the  registration  statement  as required under the Registration Rights Agreement or perform any of the Company's other obligations under such documents.

     (c) CAPITALIZATION. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock and 50,000,000 shares of preferred stock, par value $0.001 ("PREFERRED STOCK") of which 30,934,366 shares of Common Stock and zero shares of Preferred Stock are issued and outstanding, and 2,032,817 shares of Common Stock are held as treasury shares. All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as disclosed in the SEC Documents (as defined in Section 3(f)), no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in the SEC Documents, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to the Registration Rights Agreement) and (iv) there are no outstanding registration statements and there are no outstanding comment letters from the SEC or any other regulatory agency other than on Form S-8 or as contemplated by this Agreement. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Convertible Debentures as described in this Agreement. The Company has furnished to the Buyer true and correct copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "ARTICLES OF INCORPORATION"), and the Company's By-laws, as in effect on the date hereof (the "BY-LAWS"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto other than stock options issued to employees and consultants.

     (d) ISSUANCE OF SECURITIES. The Convertible Debentures are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and nonassessable, free from all taxes, liens and charges with respect to the issue thereof. The Conversion Shares issuable upon conversion of the Convertible Debentures have been duly authorized and reserved for issuance. Upon conversion or exercise in accordance with the Convertible Debentures the Conversion Shares will be duly issued, fully paid and nonassessable.

     (e) NO CONFLICTS. Except as disclosed in the SEC Documents, the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Articles of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or the By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any

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agreement,  indenture  or  instrument  to  which  the  Company  or  any  of  its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the American Stock Exchange ("AMEX") on which the Common Stock is quoted) applicable to the Company or any of its subsidiaries or by which any material property or asset of the Company or any of its subsidiaries is bound or affected which would interfere with the ability of the Company to perform its obligations under this Agreement in any material respect. Except as disclosed in the SEC Documents, neither the Company nor its subsidiaries is in violation of any term of or in default under its Articles of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in material violation of any law, ordinance, or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof. Except as disclosed in the SEC Documents, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any facts or circumstance that might give rise to any of the foregoing.

     (f) SEC DOCUMENTS: FINANCIAL STATEMENTS. Since January 1, 2003, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") (all of the foregoing filed prior to the date hereof or amended after the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the "SEC DOCUMENTS"). The Company has delivered to the Buyers or their representatives, or made available through the SEC's website at http://www.sec.gov., true and complete copies of the SEC Documents. As of their respective dates, the financial statements of the Company disclosed in the SEC Documents (the "FINANCIAL STATEMENTS") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyer which is not included in the SEC Documents, including, without limitation, information referred to in this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (g) 10(B)-5. As of their respective dates, the SEC Documents did not include any untrue statements of material fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

     (h) ABSENCE OF LITIGATION. Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would (i) have a material adverse effect on the transactions contemplated hereby (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein, or (iii) except as expressly disclosed in the SEC Documents, have a material adverse effect on the business, operations, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

     (i) ACKNOWLEDGMENT REGARDING BUYER'S PURCHASE OF THE CONVERTIBLE DEBENTURES. The Company acknowledges and agrees that the Buyers are acting solely in the capacity of an arm's length purchaser with respect to this
Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyers are not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Buyers or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Buyer's purchase of the Convertible Debentures or the Conversion Shares. The Company further represents to the Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

     (j) NO GENERAL SOLICITATION. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Convertible Debentures or the Conversion Shares.

     (k) NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Convertible Debentures or the Conversion Shares under the Securities Act or cause this offering of the Convertible Debentures or the Conversion Shares to be integrated with prior offerings by the Company for purposes of the Securities Act.

     (l) EMPLOYEE RELATIONS. Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

     (m) INTELLECTUAL PROPERTY RIGHTS. The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted, except where its failure to would not have a material adverse effect on the Company's business. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

     (n) ENVIRONMENTAL LAWS. The Company and its subsidiaries are (i) in material compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all material permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

     (o) TITLE. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

     (p) INSURANCE. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

     (q) REGULATORY PERMITS. The Company and its subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such material certificate, authorization or permit.

     (r) INTERNAL ACCOUNTING CONTROLS. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, and (iii) the recorded amounts for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (s) NO MATERIAL ADVERSE BREACHES, ETC. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company's officers, has or is expected to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

     (t) TAX STATUS. Except as set forth in the SEC Documents, the Company and each of its subsidiaries has made and filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

     (u) CERTAIN TRANSACTIONS. Except as set forth in the SEC Documents, and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed in the SEC Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     (v) FEES AND RIGHTS OF FIRST REFUSAL. The Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

     4. COVENANTS.

     (a) COMMERCIALLY REASONABLE EFFORTS. Each party shall use commercially reasonable efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

     (b) FORM D. The Company agrees to file a Form D with respect to the Conversion Shares as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Conversion Shares, or obtain an exemption for the Conversion Shares, for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.

     (c) REPORTING STATUS. Until the earlier of (i) the date as of which the Buyers may sell all of the Conversion Shares without restriction pursuant to Rule 144(k) promulgated under the Securities Act (or successor thereto), or (ii) the date on which (A) the Buyers shall have sold all the Conversion Shares and
(B) none of the Convertible Debentures are outstanding (the "REGISTRATION PERIOD"), the Company shall file in a timely manner all reports required to be filed with the SEC pursuant to the Exchange Act and the regulations of the SEC thereunder, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination.

     (d) USE OF PROCEEDS. The Company will use the proceeds from the sale of the Convertible Debentures for general corporate and working capital purposes, and to repay the principal amount, plus accrued interest, on the Original Notes.

     (e) RESERVATION OF SHARES. The Company shall take all action reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, such number of shares of Common Stock as shall be necessary to effect the issuance of the Conversion Shares. If at any time the Company does not have available such shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Conversion Shares, the Company shall call and hold a special meeting of the shareholders within sixty (60) days of such occurrence, for the sole purpose of increasing the number of shares authorized, provided that in the event the Company files a preliminary proxy statement for a special meeting within 30 days of such occurrence and the SEC issues comments on the preliminary proxy statement, the time shall be extended by sixty (60) days. The Company's management shall recommend to the shareholders to vote in favor of increasing the number of shares of Common Stock authorized. Management shall also vote all of its shares in favor of increasing the number of authorized shares of Common Stock.

     (f) LISTINGS OR QUOTATION. The Company shall promptly secure the listing or quotation of the Conversion Shares upon the AMEX or other market, if any, upon which shares of Common Stock are then listed or quoted (subject to official notice of issuance) and shall use commercially reasonable efforts to maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable under the terms of this Agreement. The Company shall maintain the Common Stock's eligibility for listing on the AMEX.

     (g) FEES AND EXPENSES.

     (i) Each of the Company and the Buyers shall pay all costs and expenses incurred by such party in connection with the negotiation, investigation, preparation, execution and delivery of the Transaction Documents, except the Company shall pay a structuring fee to Yorkville Advisors LLC of Ten Thousand Dollars ($10,000) on the date hereof.

     (ii) The Company shall pay Yorkville Advisors LLC a fee equal to ten percent (10%) of the Purchase Price on all amounts funded in excess of $250,000. This fee shall be paid directly from the gross proceeds of the Closing and shall not exceed in the aggregate Forty Thousand Dollars ($40,000).

     (iii) The Company shall issue to the Buyers warrants ("WARRANTS") to purchase up to a total of One Million (1,000,000) shares of the Company's Common Stock for a period of five (5) years at an exercise price of $0.001 per share at the Closing in the amount set forth next to each Buyer's name on Schedule I. The shares of Common Stock underlying the Warrants shall be referred to as the "WARRANT SHARES." The Warrant Shares shall have "piggy-back" and demand registration rights. The Warrants shall be issued on or prior to the Closing Date.

     (h) CORPORATE EXISTENCE. Beginning on the date of this Agreement and continuing for so long as any of the Convertible Debentures remain outstanding, the Company shall not directly or indirectly consummate any merger, reorganization, restructuring, reverse stock split consolidation, sale of all or substantially all of the Company's assets or any similar transaction or related transactions (each such transaction, an "ORGANIZATIONAL CHANGE") unless the Company makes appropriate provisions with respect to such holders' rights and interests to insure that the provisions of this Section 4(h) will thereafter be applicable to the Convertible Debentures.

     (i) TRANSACTIONS WITH AFFILIATES. Beginning on the date of this Agreement and continuing for so long as any Convertible Debentures are outstanding, the Company shall not, and shall cause each of its subsidiaries not to, enter into, amend, modify or supplement, or permit any subsidiary to enter into, amend, modify or supplement any agreement, transaction, commitment, or arrangement with any of its or any subsidiary's officers, directors, person who were officers or directors at any time during the previous two (2) years, stockholders who beneficially own five percent (5%) or more of the Common Stock, or Affiliates
(as defined below) or with any individual related by blood, marriage, or adoption to any such individual or with any entity in which any such entity or individual owns a five percent (5%) or more beneficial interest (each a "RELATED PARTY"), except for (a) customary employment arrangements and benefit programs on reasonable terms, (b) any investment in an Affiliate of the Company, (c) any agreement, transaction, commitment, or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, (d) any agreement, transaction, commitment, or arrangement which is approved by a majority of the disinterested directors of the Company; for purposes hereof, any director who is also an officer of the Company or any subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment, or arrangement. "AFFILIATE" for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly,
(i) has a ten percent  (10%) or more  equity  interest in that person or entity,
(ii) has ten percent (10%) or more common  ownership with that person or entity,
(iii) controls that person or entity, or (iv) shares common control with that person or entity. "CONTROL" or "CONTROLS" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

     (j) TRANSFER AGENT. The Company covenants and agrees that, in the event that the Company's agency relationship with the Transfer Agent should be terminated for any reason prior to a date which is two (2) years after the Closing Date, the Company shall immediately appoint a new transfer agent and shall require that the new transfer agent execute and agree to be bound by the terms of the Irrevocable Transfer Agent Instructions (as defined herein).

     (k) RESTRICTION ON ISSUANCE OF THE CAPITAL STOCK. Beginning on the date of this Agreement and continuing for so long as any Convertible Debentures are outstanding, the Company shall not, without the prior written consent of the Buyers, (i) issue or sell shares of Common Stock or Preferred Stock without consideration or for a consideration per share less than the bid price of the Common Stock determined immediately prior to its issuance, (ii) issue any preferred stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration less than such Common Stock's bid price determined immediately prior to its issuance, (iii) enter into any security instrument granting the holder a security interest in any and all assets of the Company, or (iv) file any registration statement on Form S-8 except to register up to four million (4,000,000) shares of Common Stock issued or to be issued to employees under a bona fide employee stock incentive plan.

     (l) SHORT POSITIONS. Neither the Buyers nor any of its affiliates have an open short position in any securities of the Company, and each Buyer agrees that it shall not, and that it will cause its affiliates not to, engage in any short sales of or hedging transactions with respect to any securities of the Company as long as any Convertible Debentures or Warrants shall remain outstanding.

     (m) RIGHTS OF FIRST REFUSAL. For a period of 18 months from the date hereof, if the Company intends to raise additional capital by the issuance or sale of capital stock of the Company, including without limitation shares of any class of common stock, any class of preferred stock, options, warrants or any other securities convertible or exercisable into shares of common stock (whether the offering is conducted by the Company, underwriter, placement agent or any third party) the Company shall be obligated to offer to the Buyers such issuance or sale of capital stock, by providing in writing the principal amount of capital it intends to raise and outline of the material terms of such capital raise, prior to the offering such issuance or sale of capital stock to any third parties including, but not limited to, current or former officers or directors, current or former shareholders and/or investors of the obligor, underwriters, brokers, agents or other third parties; PROVIDED THAT the Company may issue up to four million (4,000,000) shares of Common Stock to employees under a bona fide employee stock incentive plan without such issuances being subject to the right of first refusal proved herein. The Buyers shall have ten (10) business days from receipt of such notice of the sale or issuance of capital stock to accept or reject all or a portion of such capital raising offer.

     (n) SHAREHOLDER VOTE; LIMITATION ON THE ISSUANCE OF STOCK.

     (i) Within ninety (90) days of the date hereof the shareholders of the Company shall vote on the issuance of all the shares of Common Stock to be issued pursuant to the transactions contemplated in this Agreement, the Transaction Documents, the Warrant (as defined in Section 6(g)(iii)), the Placement Agent Agreement and the Prior Warrant.

     (ii) The Total Transaction Shares shall not be equal to or greater than 5,500,000 shares, until the holders of Common Stock approve the issuance of the Total Transaction Shares. "TOTAL TRANSACTION SHARES" shall mean, in the aggregate, any shares of Common Stock issuable under the Convertible Debentures, the Pledge and Escrow Agreement, and the Placement Agent Agreement; as Warrant Shares (as defined in Section 6(g)(iii)); pursuant to the Prior Warrant; and as Liquidated Damages (as defined in the Registration Rights Agreement).

     (o) AMEX APPROVAL. The Company shall apply for the listing of the Conversion Shares and the Warrant Shares issued or issuable in connection with this Agreement and use commercially reasonable efforts to maintain the continued listing approval of the shares of Common Stock issuable under the Prior Warrant within five (5) business days following the shareholder vote described in
Section 4(n) and the Company shall use commercially reasonable efforts to obtain approval for listing of such shares on AMEX within fifteen (15) business days of the submission of such application.

     5. TRANSFER AGENT INSTRUCTIONS.

     (a) The Company shall issue the Irrevocable Transfer Agent Instructions to the Transfer Agent irrevocably appointing David Gonzalez, Esq. as the Company's agent for purpose of providing instruction to the Transfer Agent pursuant to the terms of the Irrevocable Transfer Agent Instructions in connection with having certificates issued, registered in the name of the Buyers or their respective nominee(s), for the Conversion Shares representing such amounts of Convertible Debentures as specified from time to time by the Buyers to the Company upon conversion of the Convertible Debentures, for interest owed pursuant to the Convertible Debenture, and for any and all Liquidated Damages (as this term is defined in the Registration Rights Agreement). David Gonzalez, Esq. shall be paid a cash fee of Fifty Dollars ($50) for every occasion they act pursuant to the Irrevocable Transfer Agent Instructions. The Company shall not change its transfer agent unless the subsequent transfer agent agrees to be bound by the Irrevocable Transfer Agent Instructions. Prior to registration of the Conversion Shares under the Securities Act, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(g) hereof (in the case of the Conversion Shares prior to registration of such shares under the Securities Act) will be given by the Company to its transfer agent and that the Conversion Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section 5 shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of Conversion Shares. If the Buyers provides the Company with an opinion of counsel, in form, scope and substance customary for opinions of counsel in comparable transactions to the effect that registration of a resale by the Buyers of any of the Conversion Shares is not required under the Securities Act, the Company shall within two
(2) business days instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

     The obligation of the Company hereunder to issue and sell the Convertible Debentures to the Buyers at the Closing is subject to the satisfaction, at or before the Closing Dates, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

     (a) Each Buyer shall have executed the Transaction Documents to which it is a party and delivered them to the Company.

     (b) The Buyers shall have delivered to the Company the Purchase Price for Convertible Debentures in respective amounts as set forth next to each Buyer as outlined on Schedule I attached hereto by wire transfer of immediately available U.S. funds pursuant to the wire instructions provided by the Company.

     (c) Cornell Capital shall have returned to the Company for cancellation the nine hundred seventy-seven thousand, two hundred seventy-three (977,273) shares of Common Stock it received from the Company pursuant to the SEDA.

     (d) Highgate shall have executed and delivered to the Company a termination and release, in form and substance reasonably satisfactory to the Company, of the Securities Purchase Agreement, dated August 10, 2005 (the "PRIOR SECURITIES PURCHASE AGREEMENT"), by and between the Company and Highgate.

     (e) Cornell Capital shall have executed and delivered to the Company a termination and release, in form and substance reasonably satisfactory to the Company, of the SEDA and the Registration Rights Agreement, dated as of August 10, 2005, by and between the Company and Cornell Capital (the "SEDA REGISTRATION RIGHTS AGREEMENT").

     (f) Cornell Capital shall have executed and delivered to the Company a termination and release, in form and substance reasonably satisfactory to the Company, of each lock-up agreement executed by the officers and directors of the Company in connection with the SEDA.

     (g) Subject to the repayment of the entire principal and interest outstanding under the Original Notes, Highgate shall have returned to the Company for cancellation the Original Notes

     (h) Subject to the repayment of the entire principal and interest outstanding under the Original Notes, Highgate shall have delivered to the Company, in form and substance satisfactory to the Company, an irrevocable, unconditional and complete release and waiver of the payment of the Redemption Premium (as defined in each of the Original Notes) for the repayment of the Original Notes.

     (i) The representations and warranties of the Buyers shall be true and correct in all material respects as of the date when made and as of the Closing Dates as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyers shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyers at or prior to the Closing Dates.

     7. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

     The obligation of the Buyers hereunder to purchase the Convertible Debentures at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions:

     (a) The Company shall have executed the Transaction Documents and delivered the same to the Buyers.

     (b) Each of City Technology, Inc., City Network, Inc.--Taiwan and City Construction Co., Ltd. shall have delivered its respective Security Agreement to the Buyers.

     (c) The Conversion Shares shall have been approved and eligible for quotation on the AMEX and trading in the Common Stock shall not have been suspended for any reason.

     (d) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. If requested by the Buyers, the Buyers shall have received a certificate, executed by the President of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyers including, without limitation an update as of the Closing Date regarding the representation contained in Section 3(c) above.

     (e) The Company shall have executed and delivered to the Buyers the Convertible Debentures in the respective amounts set forth opposite each Buyers name on Schedule I attached hereto.

     (f) The Buyers shall have received an opinion of counsel from Loeb & Loeb LLP in a form reasonably satisfactory to the Buyers.

     (g) The Company shall have provided to the Buyers a certificate of good standing from the secretary of state from the state in which the Company is incorporated.

     (h) The Company shall have executed and delivered to Cornell Capital a termination and release, in form and substance reasonably satisfactory to Cornell Capital, of the SEDA and the SEDA Registration Rights Agreement.

     (i) The Company shall have delivered to the Escrow Agent the Pledged Shares as well as executed and medallion guaranteed stock powers as required pursuant to the Pledge and Escrow Agreement.

     (j) The Company shall have provided to the Buyer an acknowledgement, to the satisfaction of the Buyer, from the Company's independent certified public accountants as to its ability to provide all consents required in order to file a registration statement in connection with this transaction.

     (k) The Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Convertible Debentures, shares of Common Stock to effect the conversion of all of the Conversion Shares underlying all the Convertible Debentures then outstanding.

     (l) The Irrevocable Transfer Agent Instructions shall have been delivered to and acknowledged in writing by the Transfer Agent.

     (m) The Company shall have issued the Warrants to the Buyers as set forth in Section 4(g)(iii) of this Agreement.

     8. INDEMNIFICATION.

     (a)  In  consideration  of the  Buyer's  execution  and  delivery  of  this
Agreement and acquiring the Convertible Debentures and the Conversion Shares hereunder, and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Buyers, and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "BUYER INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Buyer Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by the Buyer Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Convertible Debentures or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Buyer Indemnitee based on material misrepresentations of the Company or due to a material breach of the Company and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by the parties hereto. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

     (b) In consideration of the Company's execution and delivery of this Agreement, and in addition to all of the Buyer's other obligations under this Agreement, the Buyer shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "COMPANY INDEMNITEES") from and against any and all Indemnified Liabilities incurred by the Company Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Buyers in this Agreement, instrument or document contemplated hereby or thereby executed by the Buyer, (b) any breach of any covenant, agreement or obligation of the Buyers contained in this Agreement, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Buyer, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on material misrepresentations of the Buyer or due to a material breach of the Buyer and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement, the Registration Rights Agreement or any other instrument, document or agreement executed pursuant hereto by any of the parties hereto. To the extent that the foregoing undertaking by each Buyer may be unenforceable for any reason, each Buyer shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

     9. TERMINATION AND RELEASE.

     (a) Each of (i) the Investor Registration Rights Agreement, dated as of August 10, 2005, by and between the Company and Highgate (the "PRIOR REGISTRATION RIGHTS AGREEMENT"), subject to Section 9(b) below; and (ii) the Escrow Agreement, dated August 10, 2005, by and among the Company, Cornell Capital, and the Escrow Agent (collectively, the "TERMINATED AGREEMENTS") shall be terminated and each party to such agreements shall release the other parties thereto from any and all obligations under such agreements.

     (b) In connection with the Prior Registration Rights Agreement, the Scheduled Fling Deadline and the Scheduled Effective Deadline (each as defined in the Prior Registration Rights Agreement) shall be tolled effective as of the date of this Agreement until the date ninety (90) days from the date of this Agreement. In the event that the Closing Date has not occurred prior to the expiration of such ninety (90) day period, then the signature of Highgate hereto with respect to the Prior Registration Rights Agreement shall be null and void ab initio and have no force and effect to the parties herein and the time for the Company to comply with the Scheduled Filing Deadline and Scheduled Effective Deadline shall, unless otherwise agreed by Highgate, continue to run but be extended by the ninety (90) day tolling period set forth above.

     (c) Notwithstanding anything to the contrary in the Terminated Agreements, the parties hereto agree that after the Closing Date no provision of any Terminated Agreement shall survive the termination of such Terminated Agreement and no party hereto shall thereafter have any liabilities, rights, duties or obligations to the other party under or in connection with any Terminated Agreement.

     (d) Upon the Closing Date, each of the parties hereto shall thereafter release and indemnify each of the other parties hereto, its past, present and future agents, representatives, members, principals, attorneys, affiliates, parent corporations, subsidiaries, officers, directors, employees, predecessors and successors and assigns (the "RELEASEES") from any and all legal, equitable or other claims and causes of action from the beginning of the world to the Closing Date, whether known or unknown, which such party, its predecessors or successors and assigns ever had, now have or hereafter may have against the Releasees resulting from or in connection with the Terminated Agreements.
Notwithstanding the foregoing, nothing herein shall be construed to bar any action or claim for the enforcement of the termination of the Terminated Agreements.

     (e) All agreements, covenants, representations and warranties, express or implied, oral or written, of the parties to the termination and release concerning the Terminated Agreements are contained in this Section 9. No other agreements, covenants, representations or warranties, express or implied, oral or written, of the parties hereto concerning the termination of the Terminated Agreements are contained elsewhere. No other agreements, covenants, representations or warranties, express or implied, oral or written, have been made by any party to the termination of the Terminated Agreements. All prior and contemporaneous conversations, negotiations, possible and alleged agreements, representations, covenants and warranties concerning the termination of the Terminated Agreements are merged herein.

     (f) The parties hereto shall have the right to enforce the termination of the Terminated Agreements and the provisions of this Section 9 by injunction, specific performance, or other equitable relief, without bond and without prejudice to any other rights and remedies that the parties hereto may have for a breach of this Section 9.

     10. GOVERNING LAW: MISCELLANEOUS.

     (a) GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County and the United States District Court for the District of New Jersey sitting in Newark, New Jersey for the adjudication of any civil action asserted pursuant to this Paragraph.

     (b) COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four
(4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

     (c) HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     (d) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

     (e) ENTIRE AGREEMENT, AMENDMENTS. This Agreement supersedes all other prior oral or written agreements between the Buyers, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     (f) NOTICES. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon confirmation of receipt, when sent by facsimile;
(iii) ten (10) business days after being sent by U.S. certified mail, return receipt requested, or (iv) two (2) business days after deposit with a nationally recognized overnight delivery service or worldwide courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:     City Network, Inc.
                           6F-3, No.16, Jian Ba Road
                           Jhonghe City, Taipei County, 235
                           Taiwan, ROC F5 235
                           Attention: Mr Tiao-Tsan Lai
                           Telephone: 886-2-8226-5566
                           Facsimile: 886-2-8226-8585

With a copy to:            Loeb & Loeb LLP
                           345 Park Avenue
                           New York, NY 10154-0037
                           Attention: Mitchell Nussbaum, Esq.
                           Telephone: (212) 407-4159
                           Facsimile: (212) 407-4990

If to the Buyers, to its address and facsimile number on Schedule I, with copies to the Buyer's counsel as set forth on Schedule I.

     Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

     (g) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto.

     (h) NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     (i) SURVIVAL. Unless this Agreement is terminated under Section 10(l), the representations and warranties of the Company and the Buyers contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5, 9 and 10, and the indemnification provisions set forth in Section 8, shall survive the Closing for a period of two (2) years following the date on which the Convertible Debentures are converted in full. The Buyers shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

     (j) PUBLICITY. The Company and the Buyers shall have the right to approve, before issuance any press release or any other public statement with respect to the transactions contemplated hereby made by any party; provided, however, that the Company shall be entitled, without the prior approval of the Buyers, to issue any press release or other public disclosure with respect to such transactions required under applicable securities or other laws or regulations (the Company shall use commercially reasonable efforts to consult the Buyers in connection with any such press release or other public disclosure prior to its release and Buyers shall be provided with a copy thereof upon release thereof).

     (k) FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     (l) TERMINATION. In the event that the Closing shall not have occurred on or before ninety (90) days from the date hereof due to the Company's or the Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the non-breaching party's failure to waive such unsatisfied condition(s)), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated by the Company pursuant to this Section 10(l), the Company shall remain obligated to reimburse the Buyers for the fees and expenses of Yorkville Advisors LLC described in Section 4(g)(ii) above.

     (m) NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.


                    [REMAINDER PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.


                                     COMPANY:
                                     CITY NETWORK, INC.

                                     By: /s/ Tiao-Tsan Lai
                                        ---------------------------------
                                     Name:  Mr Tiao-Tsan Lai
                                     Title: Chief Executive Officer

                                     /s/ David Gonzalez
                                     ---------------------------------
                                     David Gonzalez, Esq.
                                     (For purposes of Section 9 only)


                                     Highgate House Funds, Ltd.


                                     By: /s/ Mark Angelo
                                        ---------------------------------
                                     Name: Mark Angelo
                                     Its:  Portfolio Manager
                                     (For purposes of Section 9 only)

                                   SCHEDULE I

                               SCHEDULE OF BUYERS


         Name                                     Address/Facsimile
         ----                                     -----------------

Cornell Capital Partners, LP              101 Hudson Street - Suite 3700
By: Yorkville Advisors, LLC               Jersey City, NJ  07303
Its: General Partner                      Facsimile: (201) 985-8266

                                          With Copy to:
By: /s/ Mark Angelo                       Troy Rillo, Esq.
   ----------------------------           101 Hudson Street - Suite 3700
Name: Mark Angelo                         Jersey City, NJ 07302
Its: Portfolio Manager                    Facsimile: (201) 985-8266

Subscription Amount                       $650,000.00 (1)
Warrant                                   1,000,000 Shares


----------
1. To be reduced to $275,000 if shareholder approval of the issuance of Common Stock pursuant to the transactions contemplated in this Agreement has not been obtained in accordance with herwith.

                                  EXHIBIT INDEX

Exhibit A      Form of Convertible Debentures
Exhibit B      Form of Registration Rights Agreement
Exhibit C-1    Form of Security Agreement (the Company)
Exhibit C-2    Form of Security Agreement (City Technology, Inc.)
Exhibit C-3    Form of Security Agreement (City Network, Inc.--Taiwan)
Exhibit C-4    Form of Security Agreement (City Construction Co., Ltd.)
Exhibit D      Form of Pledge and Escrow Agreement
Exhibit E      From of Irrevocable Transfer Agent Instructions

                              DISCLOSURE SCHEDULES

SECTION 3(B): AUTHORIZATION, ENFORCEMENT, COMPLIANCE WITH OTHER INSTRUMENTS

Pursuant to AMEX Company Guide Rule 713, the Company is required to obtain stockholders approval for the issuance of Total Transaction Shares equal to or greater than 5,500,000 shares.

SECTION 3(C): CAPITALIZATION

The Company is subject to the terms of the Prior Securities Purchase Agreement, SEDA and Prior Warrant.

The Company issued the Prior Warrants, which contain anti-dilution provisions.

SECTION 3(E): NO CONFLICTS

The Company is subject to the terms of the Prior Securities Purchase Agreement, SEDA and Prior Warrant.

SECTION 3(H): ABSENCE OF LITIGATION

The Company has not formally responded to outstanding comments from the SEC, dated October 5, 2005, regarding (1) when it intends to refile financial statements for March 30 and June 30, 2005 and (2) the effect of the adequacy of its disclosure controls and procedures at the end of the periods covered by its Form 10-QSBs for the periods ended March 30 and June 30, 2005 in light of the material error the Company disclosed in its SEC filings.

SECTION 3(V): FEES AND RIGHTS OF FIRST REFUSAL

The Company is subject to the terms of the Prior Securities Purchase Agreement, SEDA and Prior Warrant.